UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2024

(Date of Report, Date of earliest event reported)

RANPAK HOLDINGS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38348	98-1377160
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7990 Auburn Road

Concord Township, Ohio 44077

(Address of principal executive offices) (Zip Code)

(440) 354-4445

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD.

Today, Ranpak Holdings Corp. (the “Company”) announced its results for the three- and nine-months periods ended September 30, 2024 and held its quarterly earnings call. Due to a technical error, the first few minutes of the broadcast may have been inaudible to certain listeners who joined the call remotely. The Company has reproduced below the statements from the Company’s Chairman and Chief Executive Officer from that portion of the call, which should be read together with the earnings release to which they relate and with the Company’s other SEC filings, including the Company’s Form 10-Q for period ended September 30, 2024:

“We are pleased to share that our third quarter delivered double digit top-line growth and Adj EBITDA hence driving our fifth quarter in a row of higher volumes. Our financial results reflect that many of our key strategic initiatives are beginning to come to fruition and are accelerating the momentum we have been building over the past year. The continued improved performance in the quarter was driven by North American strategic account activity and solid performance in our Europe/APAC reporting unit. Overall we believe our strategy is playing out and we continue to make further progress in a number of key areas. While we are pleased with the performance of our strategic initiatives in North America, the general environment remains somewhat timid globally with an uneven environment in Europe and APAC.

North American sales increased 15.3% in the quarter on a constant currency basis vs last year driven by strategic account led void-fill activity as well as growth in Automation. We are seeing many of the larger e-Commerce companies doing better while other smaller businesses are still struggling to get back on track. Housing related activity remains weak given high mortgage rates, suppressing a lot of the discretionary goods purchases that typically go along with moving and new home builds. Industrial activity remains slower as well will which has impacted cushioning.”

Note Regarding Forward-Looking Statements

This filing contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that are not historical facts are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to estimates, projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this filing include, for example, statements about our expectations around the future performance of the business, including our forward-looking guidance.

The forward-looking statements contained in this filing are based on our current expectations and beliefs concerning future developments and their potential effects on us taking into account information currently available to us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks include, but are not limited to: (i) our inability to secure a sufficient supply of paper to meet our production requirements; (ii) the impact of rising prices on production inputs, including labor, energy, and freight on our results of operations; (iii) the impact of the price of kraft paper on our results of operations; (iv) our reliance on third party suppliers; (v) geopolitical conflicts and other social and political unrest or change; (vi) the high degree of competition and continued consolidation in the markets in which we operate; (vii) consumer sensitivity to increases in the prices of our products, changes in consumer preferences with respect to paper products generally or customer inventory rebalancing; (viii) economic, competitive and market conditions generally, including macroeconomic uncertainty, the impact of inflation, and variability in energy, freight, labor and other input costs; (ix) the loss of certain customers; (x) our failure to develop new products that meet our sales or margin expectations or the failure of those products to achieve market acceptance; (xi) our ability to achieve our environmental, social and governance (“ESG”) goals and maintain the sustainable nature of our product portfolio and fulfill our obligations under evolving ESG standards; (xii) our ability to fulfill our obligations under new disclosure regimes relating to ESG matters, such as the European Sustainability Disclosure Standards recently adopted by the European Union (“EU”) under the EU’s Corporate Sustainability Reporting Directive (“CSRD”); (xiii) our future operating results fluctuating, failing to match performance or to meet expectations; (xiv) our ability to fulfill our public company obligations; and (xv) other risks and uncertainties indicated from time to time in filings made with the SEC.

Should one or more of these risks or uncertainties materialize, they could cause our actual results to differ materially from the forward-looking statements. We are not undertaking any obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise. You should not take any statement regarding past trends or activities as a representation that the trends or activities will continue in the future. Accordingly, you should not put undue reliance on these statements.

Adjusted EBITDA is a non-GAAP financial measure. For additional information with respect to the Company’s use of Adjusted EBITDA, please refer to the Company’s earnings release filed on Form 8-K on October 31, 2024. Constant currency net revenue growth is a non-GAAP financial measure. As noted in the Company’s earnings release, net revenue for North America increased 15.5% year over year during the quarter on a GAAP basis. For additional information with respect to the Company’s use of constant currency net revenue growth, please refer to the Company’s earnings release filed on Form 8-K on October 31, 2024.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104(*)	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

(*) Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANPAK HOLDINGS CORP.

Date:	October 31, 2024	By:	/s/ William Drew
William Drew

Executive Vice President and Chief Financial Officer